American Healthcare REIT

NAV AND YEAR END 2022 INVESTOR UPDATE

FORWARD-LOOKING STATEMENTS

Certain statements made today by American Healthcare REIT, Inc. ("AHR, the "company," "we," "us" or "our") may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements with respect to: the estimated per share net asset value ("NAV") of our common stock and our future determinations thereof; the effects of the COVID-19 pandemic, including its effects on the healthcare industry, senior housing properties and skilled nursing facilities ("SNFs"); the impact of increasing interest rates; management's expectations regarding the performance of our business, distribution payments, liquidity and continued success; our ability to maximize shareholder value; our registration of a proposed public offering in conjunction with a listing on the New York Stock Exchange ("NYSE"); and our expectations regarding the distribution reinvestment plan ("DRIP") and share repurchase plan ("SRP"). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in the Securities Act and Exchange Act. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements were made. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management, and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation: (1) our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; (2) uncertainties relating to our ability to successfully pursue our strategic plan; (3) changes in economic conditions generally, including rising inflation, and the real estate market specifically; (4) the continuing adverse effects of the COVID-19 pandemic, including its effects on the healthcare industry, senior housing and skilled nursing facilities and the economy in general; (5) legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts; (6) uncertainties about whether and when interest rates will continue to increase; (7) our ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (8) competition in the real estate industry; (9) uncertainties regarding changes in the Institute for Portfolio Alternatives' ("IPA's") practice guideline regarding valuations of publicly registered non-listed real estate investment trusts ("REITs"); and (10) any of the other risks included in our periodic reports as filed with the Securities and Exchange Commission ("SEC"). Except as required by law, we do not undertake any obligation to update or revise any forward-looking statements made today.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities.

PRESENTERS



Danny Prosky
President & CEO



Brian Peay
Chief Financial Officer

American Healthcare REIT

AMERICAN HEALTHCARE REIT OVERVIEW (as of 12/31/22)

Diversified Healthcare REIT with Fully-Integrated Management

- **10th Largest Public Healthcare REIT globally**[1]
- **$4.4 billion** gross investment value[2]
- **314** properties
- **36** US states + UK and Isle of Man
- **19.9 million** square feet

Expertise Across All Clinical Healthcare Asset Classes

- **5 million** square feet of Medical Office Buildings ("MOBs")
- **11,764**[3,4] Senior Housing Beds
- **9,496**[4] Skilled Nursing Beds

Management is a Proven Leader in Portfolio Growth and Capital Allocation

- **$9.6 billion** of healthcare investments by management team over the past 16 years[5]

Established, Cohesive, Management platform with deep healthcare industry relationships

- **Founding team established in 2006** and has since built four multi-billion-dollar public-reporting healthcare REITs
- **Over 25 years** average healthcare/real estate experience
- **~113** employees

1. Source: Company filings as of December 31, 2022, except for AHR, which is based on acquisition costs and subsequent capital expenditures that pertain to AHR's pro rata ownership as of December 31, 2022.
2. Gross investment value is comprised of acquisition costs and subsequent capital expenditures that pertain to the company's pro-rata ownership.
3. Includes senior housing operating properties ("SHOP").
4. Includes portion of integrated senior health campuses ("ISHC") related to our joint venture interest.
5. Senior management previously served as the healthcare real estate investment management team for American Healthcare Investors and Grubb & Ellis Company. This overview includes equity raised from 2006 when certain members of the senior management at AHR came together at Grubb & Ellis Company.

American Healthcare REIT

PORTFOLIO SNAPSHOT (as of 12/31/22)



MOBs
Senior Housing – Leased
SHOP
SNFs
ISHCs
Hospitals

ASSET CLASS DIVERSIFICATION[1]



MOBs 33%
Skilled Nursing Facilities ("SNFs") 24%[3]
Debt Investment 2%
Hospitals 3%
Senior Housing 38%[2]

SEGMENT DIVERSIFICATION[1]



MOBs 33%
SNFs 6%
ISHCs 33%
Debt Investment 2%
Hospitals 3%
Senior Housing–Leased 4%
SHOP 19%

RIDEA/NON-RIDEA CONCENTRATION[1]



Leased Assets 46%
Other 2%
RIDEA 52%

American Healthcare REIT

1. Based on aggregate contract purchase price of $4.2 billion on a pro rata ownership basis as of December 31, 2022.
2. Includes SHOP and ISHC.
3. Includes ISHC.

2022 CONSOLIDATED FINANCIAL RESULTS

$1.6B	$302M	$1.95
Revenue	NOI[1]	MFFO / Share[1]

Occupancies of December 31, 2022[2]

MOB	ISHC	SHOP	SNFs	Senior Housing - Leased	Hospitals
89.0%	84.5%	77.0%	100%	100%	100%

American Healthcare REIT

1. Please see financial reconciliation tables and notes in the Appendix to this presentation for more information regarding net operating income ("NOI") and modified funds from operations ("MFFO") per share.
2. Includes all third-party leased space of the properties (including master leases), except for our SHOP and ISHC segments where leased percentage represents resident occupancy on the available units/beds therein.

KEY DEVELOPMENTS

In 2022 We Expanded Our Portfolio, Recast Our Credit Facility, & Filed a Registration Statement for a Proposed Common Stock Offering

- In January 2022, we recast our existing credit facilities and combined the legacy GAHR3 and GAHR4 corporate credit facilities into a new, **$1.05 billion credit facility** and also extended the maturity date to 2027[1]

- Continued to improve portfolio performance through leasing activity and expense control measures

- We filed with the SEC a Registration Statement (Form S-11) for a **proposed common stock offering and contemplated listing of our common stock on the NYSE**[2]

- We expanded ISHC and SHOP segments by ~$254 million, primarily through acquisitions and developments

- We appointed three new independent directors, Scott A. Estes, Marvin R. O'Quinn, and Valerie Richardson to our Board of Directors (the "Board of Directors")

- We completed a one-for-four reverse stock split

- We launched our Environmental, Social and Governance ("ESG") program as well as a Diversity, Equity and Inclusion program

American Healthcare REIT

1. Griffin-American Healthcare REIT 3 (GAHR3) and Griffin-American Healthcare REIT 4 (GAHR4), which merged on Oct. 1, 2021, to create AHR. Inclusive of borrower extensions.
2. There can be no assurance as to when, or even if, AHR will be able to complete a public offering or successfully list its common stock on the NYSE.

MEDICAL OFFICE (MOB) UPDATE

MOBs Showed Consistent Performance Throughout 2022

- Our MOB portfolio has demonstrated occupancy stability with an average leased percentage of 90.5% over the past two years
- Management remains confident in MOB fundamentals and expects MOBs to benefit from greater emphasis on medical treatment in an outpatient setting

MOB OCCUPANCIES[1]


100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022


104
PROPERTIES
5 MILLION
SQUARE FEET
$92.3M
CONSOLIDATED NOI[2]
89%
OCCUPANCY

American Healthcare REIT

1. Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021, to create AHR.
2. Please see financial reconciliation tables and notes in the Appendix to this presentation for more information regarding consolidated NOI for the MOB segment.

SENIOR HOUSING AND SKILLED NURSING

Occupancy in Senior Housing and Skilled Nursing Asset Classes Continued to Show Steady Improvement in 2022

- Occupancy increased substantially over the past seven quarters from 70.1% in Q1 2021 to 82.7% in Q4 2022[1]
- Headwinds from rising labor costs and inflationary pressures on other operating expenses continue to negatively impact margins and NOI
- Management is optimistic that occupancy gains and rental rate increases in 2023 will help to offset these expense pressures

Senior Care Properties Occupancy[1]


70.1%
74.0%
77.1%
77.3%
78.5%
80.2%
81.5%
82.7%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022


208
PROPERTIES
82.7%
OCCUPANCY[1]


11,764
SENIOR HOUSING BEDS
9,496
SKILLED NURSING BEDS

American Healthcare REIT

1. Combined SHOP, ISHC and tenant occupancy for leased senior housing and leased skilled nursing segments. Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021, to create AHR.

FINANCIAL RESULTS IMPACTED BY INTEREST EXPENSE

NOI Ended 2022 with Strong Growth



NOI[1]
$5.2
$11.0
$6.5
$3.0
$68.5
$66.6
$67.3
$73.9
1Q22
2Q22
3Q22
4Q22
Net Operating Income before COVID Grants
COVID Grants

While MFFO Decreased Over Same Period



MFFO and MFFO per Share[1]
$0.57
$0.56
$0.46
$0.37
$37.1
$36.8
$30.2
$24.2
1Q22
2Q22
3Q22
4Q22
MFFO
MFFO per Share

Despite NOI Growth, Significant Interest Rate Increases Have Negatively Impacted Interest Rate Expense and Earnings

- The Federal Funds Rate increased from 0.08% in Jan. 2022 to 4.10% in Dec. 2022
- Rate increases drove a large increase in our interest expense equal to ~$15.5 million for the fourth quarter 2022 versus the first quarter 2022[2]
- As a result, despite NOI growth in 2022, we experienced earnings declines



Interest Expense[2]
Fed Funds Rate
4.10%
0.08%
$17.5
$19.0
$25.5
$33.0
1Q22
2Q22
3Q22
4Q22

1. Please see financial reconciliation tables and notes in the Appendix to this presentation for more information regarding NOI, MFFO and MFFO per share.
2. Consolidated Interest Expense, less amortization of deferred financing costs, net amortization of debt discount/premium, gain in fair value of derivative financial instruments and loss/gain on extinguishments of debt, source - company filings.

DISTRIBUTION UPDATE

- In March of 2023, the Board of Directors elected to adjust the first quarter 2023 distribution from $0.40 per share to $0.25 per share for the distribution payable on or about April 18, 2023, for stockholders of record April 4, 2023. The new quarterly distribution of $0.25 per share equates to an annualized distribution rate of $1.00 per share.
- Interest rate increases have a direct impact on the interest costs associated with our floating rate debt and in turn, our cash flows, liquidity and ability to maintain a quarterly distribution level of $0.40 per share.
- The Board of Directors reduced our quarterly distribution to $0.25 per share in order to preserve the company’s liquidity, better align distributions with available cash flows and position the company for its long-term strategic goals.
- The distribution reinvestment plan (“DRIP”) and share repurchase plan (“SRP”) are currently suspended. At this time, there can be no guarantee that either the DRIP or SRP will be reinstated by the Board of Directors.

UPDATED NET ASSET VALUE*

Updated Estimated
Per Share Net Asset Value – 12/31/22[1]

$31.40

Does Not Reflect Any Portfolio/NAV Premium

*NAV is determined by the Board of Directors based on the estimated value of the company's assets less the estimated value of its liabilities, divided by the number of shares of common stock outstanding on a fully diluted basis. The valuation was performed in accordance with the methodology provided in Practice Guideline 2013-01, *Valuations of Publicly Registered Non-Listed REITs*, issued by the IPA, in addition to guidance from the SEC.

For more information regarding the determination of the updated estimated per share NAV by the Board of Directors, please see the AHR Current Report on Form 8-K filed with the SEC on March 17, 2023.

- Previous estimated per share NAV was $37.16[2] representing a 15.5% decrease year-over-year.
- Reduction in estimated per share NAV relative to share price change for publicly listed REITs and S&P 500 over the period of December 31, 2021 to December 31, 2022:
  - **ALL HEALTHCARE REITS: -25.9%[3]**
  - **MSCI ALL US REIT INDEX: -27.3%[4]**
  - **S&P 500 INDEX: -19.4%[4]**
- The decrease in the estimated per share NAV generally reflects the impact of higher interest rates on capitalization rates and discount rates across the portfolio, along with continued operating expense pressures on our SHOP and ISHC segments.
- Customer account statements will reflect the updated estimated per share NAV beginning with the first quarter 2023 statement, which will be provided in April 2023.

American Healthcare REIT

1. Date used to calculate estimated per share NAV.
2. Calculated as of December 31, 2021, and adjusted for one-for-four reverse stock split completed in November of 2022.
3. Source: Keybank Capital Markets Leaderboard as December 31, 2022. Publicly traded healthcare REITs consist of healthcare sector constituents of the FTSE Nareit All REITs Index: CHCT, CTRE, DHC, DOC, GMRE, HR, LTC, MPW, NHI, OHI, PEAK, SBRA, UHT, VTR and WELL.
4. Source: Bloomberg.

LISTING/OFFERING PREPAREDNESS

Summary of Steps Taken to Position the Company for Potential Listing on NYSE

- We filed with the SEC a Registration Statement (Form S-11) for a proposed common stock offering and contemplated listing
- Appointed three new members to the Board of Directors—two with specific publicly listed REIT experience
- Completed one-for-four reverse stock split
- Changed transfer agents to Computershare
- Launched ESG program
- Became self-managed in 2021

TOTAL ASSETS – AHR & LISTED HEALTHCARE REITS[1,2,3] (as of 12/31/22) ($BN)



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
AMERICAN HEALTHCARE REIT
WELL $37.9
VTR $24.2
MPW $19.7
PEAK $15.8
HR $13.8
OHI $9.4
DHC $6.0
SBRA $5.7
DOC $5.1
AHR $4.4
NHI $2.5
LTC $1.7
CTRE $1.6
GMRE $1.4
CHCT $0.9
UHT $0.6

American Healthcare REIT

1. Source: Latest company filings, except for AHR, which is based on acquisition costs and subsequent capital expenditures that pertain to the company's pro rata ownership as of December 31, 2022.
2. Certain healthcare peers may include consolidated investments, which are not 100% owned, but are included at full value due to limited public disclosure.
3. This data is provided for comparison purposes only. There can be no assurance as to when, or even if, AHR will be able to complete a public offering or successfully list its common stock on the NYSE.

INSIDER STOCK OWNERSHIP (as of 3/17/23)

Compelling Alignment of Interest Between Shareholders and Insiders


600,000
500,000
400,000
300,000
200,000
100,000
-
Total Shares*
Danny Prosky (Pres. & CEO)
Jeff Hanson (Chairman & former CEO of GAHR III & GAHR IV)
Mathieu Streiff (Director & former COO)
Independent Directors
Other AHR Executives + Employees

SHARES PURCHASED vs. SHARES GRANTED


Purchased[1] 84.4%
Granted 15.6%

TOTAL SHARES OWNED: 1,826,795

1. Includes limited partnership units in AHR's operating partnership.

American Healthcare REIT

Questions & Answers

Please contact the AHR Investor Relations department at 844-460-9414 or visit www.AmericanHealthcareREIT.com with additional questions.

Sign-up for automatic email alerts in the Investor Relations section of the website.

APPENDIX: NON-GAAP RECONCILIATION

Funds from Operations ("FFO") and MFFO

Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts, ("NAREIT"), an industry trade group, has promulgated a measure known as FFO, a non-generally accepted accounting principles ("GAAP") financial measure, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure, and our management uses FFO to evaluate our performance over time. FFO is not equivalent to our net income (loss) as determined under GAAP.

We define FFO, a non-GAAP financial measure, consistent with the standards established by the White Paper on funds from operations approved by the Board of Governors of NAREIT, ("White Paper"). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment writedowns of certain real estate assets and investments, plus depreciation and amortization related to real estate, and after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's policy described above.

Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our performance to investors and to our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss).

The IPA, an industry trade group, has standardized a measure known as modified funds from operations, which the IPA has recommended as a supplemental performance measure and which we believe to be another appropriate supplemental performance measure to reflect operating performance. Modified funds from operations is not equivalent to our net income (loss) as determined under GAAP, and modified funds from operations may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate with a limited life and targeted exit strategy, as currently intended. We believe that, because modified funds from operations excludes expensed acquisition fees and expenses that affect our operations only in periods in which properties are acquired and that we consider more reflective of investing activities, as well as other non-operating items included in FFO, modified funds from operations can provide, on a going forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of our operating performance after the period in which we are acquiring our properties and once our portfolio is in place. Investors are cautioned that modified funds from operations should only be used to assess the sustainability of our operating performance after properties have been acquired, as it excludes expensed acquisition fees and expenses that have a negative effect on our initial operating performance during the periods in which properties are acquired.

APPENDIX: NON-GAAP RECONCILIATION

FFO and MFFO (continued)

The IPA issued the Practice Guideline 2010-01, *Supplemental Performance Measure for Publicly Registered, Non-Listed REITs: Modified Funds from Operations* ("Practice Guideline"), which defines modified funds from operations as FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs; amounts relating to deferred rent and amortization of above- and below-market leases and liabilities (which are adjusted in order to reflect such payments from a GAAP accrual basis to closer to an expected to be received cash basis of disclosing the rent and lease payments); accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect modified funds from operations on the same basis. In order to arrive at our reported modified funds from operations attributable to controlling interest ("MFFO"), we further adjust the IPA's definition of modified funds from operations for the impairment of goodwill.

However, FFO and MFFO should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and MFFO measures and the adjustments to GAAP in calculating FFO and MFFO.

Presentation of this information is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and modified funds from operations the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and MFFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) as an indication of our performance, as an alternative to cash flows from operations, which is an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. FFO and MFFO should be reviewed in conjunction with other measurements as an indication of our performance. MFFO may be useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods, and in particular, after the offering and acquisition stages are complete.

None of the SEC, NAREIT or any other regulatory body has passed judgment on the acceptability of the adjustments that we use to calculate FFO or MFFO. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the REIT industry and we would have to adjust our calculation and characterization of FFO.

APPENDIX: NON-GAAP RECONCILIATION

FFO and MFFO Reconciliation

	Three Months Ended			
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net loss	$ (49,300,000)	$ (7,644,000)	$ (15,542,000)	$ (897,000)
Depreciation and amortization related to real estate — consolidated properties	45,220,000	40,390,000	39,939,000	42,311,000
Depreciation and amortization related to real estate — unconsolidated entities	59,000	197,000	420,000	426,000
Impairment of real estate investments — consolidated properties	15,388,000	21,851,000	17,340,000	—
(Gain) loss on dispositions of real estate investments — consolidated properties	(2,685,000)	(2,113,000)	73,000	(756,000)
Gain on re-measurement of previously held equity interest(1)	—	(19,567,000)	—	—
Net loss (income) attributable to noncontrolling interests	1,769,000	(5,861,000)	(1,768,000)	(2,059,000)
Depreciation, amortization, impairments, gain/loss on dispositions and gain on re-measurement — noncontrolling interests	(7,704,000)	(757,000)	(7,744,000)	(6,409,000)
FFO attributable to controlling interest	$ 2,747,000	$ 26,496,000	$ 32,718,000	$ 32,616,000
Business acquisition expenses(2)	$ 2,227,000	$ 231,000	$ 1,757,000	$ 173,000
Amortization of above- and below-market leases(3)	692,000	700,000	699,000	505,000
Amortization of closing costs(4)	63,000	60,000	58,000	56,000
Change in deferred rent(5)	(22,000)	(1,029,000)	(1,278,000)	(1,026,000)
Loss (gain) on debt extinguishments(6)	128,000	628,000	(181,000)	4,591,000
Gain in fair value of derivative financial instruments(7)	—	—	—	(500,000)
Foreign currency (gain) loss(8)	(3,483,000)	3,695,000	3,607,000	1,387,000
Impairment of goodwill(9)	23,277,000	—	—	—
Adjustments for unconsolidated entities(10)	(1,000)	33,000	85,000	105,000
Adjustments for noncontrolling interests(10)	(1,407,000)	(566,000)	(633,000)	(813,000)
MFFO attributable to controlling interest	$ 24,221,000	$ 30,248,000	$ 36,832,000	$ 37,094,000
Weighted average Class T and Class I common shares outstanding — basic and diluted	66,023,570	65,819,808	65,754,423	65,629,204
Net loss per Class T and Class I common share — basic and diluted	($0.75)	($0.12)	($0.24)	($0.01)
FFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$0.04	$0.40	$0.50	$0.50
MFFO attributable to controlling interest per Class T and Class I common share — basic and diluted	**$0.37**	**$0.46**	**$0.56**	**$0.57**

American Healthcare REIT

APPENDIX: NON-GAAP RECONCILIATION

(1) We recognized a gain upon the acquisition of the 50.0% controlling interest in a privately held company, RHS Partners, LLC., ("RHS"). Such acquisition resulted in the consolidation of RHS, which was previously accounted for as an equity method investment. We believe that adjusting for such non-recurring gains provides useful supplemental information because such gains may not be reflective of on-going business transactions and operations and is consistent with management's analysis of our operating performance.

(2) In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. By excluding business acquisition expenses that have been deducted as expenses in the determination of GAAP net income or loss, we believe MFFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties. Business acquisition expenses include payments to our former advisor or its affiliates and third parties.

(3) Under GAAP, above- and below-market leases are assumed to diminish predictably in value over time and amortized, similar to depreciation and amortization of other real estate related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, we believe that by excluding charges relating to the amortization of above- and below-market leases, MFFO may provide useful supplemental information on the performance of the real estate.

(4) Under GAAP, closing costs are amortized over the term of our debt security investment as an adjustment to the yield on our debt security investment. This may result in income recognition that is different than the contractual cash flows under our debt security investment. By adjusting for the amortization of the closing costs, MFFO may provide useful supplemental information on the realized economic impact of our debt security investment, providing insight on the expected contractual cash flows of such investment, and aligns results with management's analysis of operating performance.

(5) Under GAAP, as a lessor, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays). As a lessee, we record amortization of right-of-use assets and accretion of lease liabilities for our operating leases. This may result in income or expense recognition that is significantly different than the underlying contract terms. By adjusting such amounts, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns results with management's analysis of operating performance.

(6) The loss associated with the early extinguishment of debt primarily relates to the write-off of unamortized deferred financing fees, write-off of unamortized debt discount or premium, penalties, or other fees incurred. We believe that adjusting for such non-recurring losses provides useful supplemental information because such charges (or losses) may not be reflective of on-going business transactions and operations and is consistent with management's analysis of our operating performance.

(7) Under GAAP, we are required to include changes in fair value of our derivative financial instruments in the determination of net income or loss. We believe that adjusting for the change in fair value of our derivative financial instruments to arrive at MFFO is appropriate because such adjustments may not be reflective of on-going operations and reflect unrealized impacts on value based only on then current market conditions, although they may be based upon general market conditions. The need to reflect the change in fair value of our derivative financial instruments is a continuous process and is analyzed on a quarterly basis in accordance with GAAP.

(8) We believe that adjusting for the change in foreign currency exchange rates provides useful information because such adjustments may not be reflective of on-going operations.

(9) We recognized an impairment loss of our goodwill pertaining to our SHOP reporting segment as a result of our annual assessment of goodwill. We believe that adjusting for such non-recurring impairment loss provides useful supplemental information because such losses may not be reflective of on-going business transactions and operations and is consistent with management's analysis of our operating performance.

(10) Includes all adjustments to eliminate the unconsolidated entities' share or noncontrolling interests' share, as applicable, of the adjustments described in notes (2) – (9) above to convert our FFO to MFFO.

APPENDIX: NON-GAAP RECONCILIATION

NOI

NOI is a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, impairment of real estate investments, impairment of goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income and income tax benefit or expense.

NOI is not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI should not be considered as an alternative to net income (loss) as an indication of our performance, as an alternative to cash flows from operations, as an indication of our liquidity, or indicative of cash flow available to fund our cash needs including our ability to make distributions to our stockholders. NOI should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. Investors are also cautioned that NOI should only be used to assess our operational performance in periods in which we have not incurred or accrued any business acquisition expenses.

We believe that NOI is an appropriate supplemental performance measure to reflect the performance of our operating assets because NOI excludes certain items that are not associated with the operations of the properties. We believe that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

To facilitate understanding of this financial measure, the following is a reconciliation of net income or loss, which is the most directly comparable GAAP financial measure, to NOI for the periods presented below:

NOI Reconciliation

	Three Months Ended			
	December 31, 2022	**September 30, 2022**	**June 30, 2022**	**March 31, 2022**
Net loss	$ (49,300,000)	$ (7,644,000)	$ (15,542,000)	$ (897,000)
General and administrative	11,745,000	9,626,000	10,928,000	11,119,000
Business acquisition expenses	2,227,000	231,000	1,757,000	173,000
Depreciation and amortization	45,253,000	40,422,000	39,971,000	42,311,000
Interest expense	34,762,000	27,524,000	20,345,000	22,825,000
(Gain) loss on dispositions of real estate investments	(2,685,000)	(2,113,000)	73,000	(756,000)
Impairment of real estate investments	15,388,000	21,851,000	17,340,000	—
Impairment of goodwill	23,277,000	—	—	—
Loss (income) from unconsolidated entities	273,000	344,000	(638,000)	(1,386,000)
Gain on re-measurement of previously held equity interest	—	(19,567,000)	—	—
Foreign currency (gain) loss	(3,483,000)	3,695,000	3,607,000	1,387,000
Other income	(665,000)	(670,000)	(469,000)	(1,260,000)
Income tax expense	87,000	126,000	205,000	168,000
NOI	**$ 76,879,000**	**$ 73,825,000**	**$ 77,577,000**	**$ 73,684,000**

American Healthcare REIT

APPENDIX: NON-GAAP RECONCILIATION

Segment NOI Information

	ISHC	SHOP	MOBs	Senior Housing — Leased	SNFs	Hospitals	Year Ended December 31, 2022
Revenues and grant income:							
Resident fees and services	$ 1,254,665,000	$ 157,491,000	$ -	$ -	$ -	$ -	$ 1,412,156,000
Real estate revenue	-	-	148,717,000	20,802,000	26,159,000	9,666,000	205,344,000
Grant income	24,820,000	855,000	-	-	-	-	25,675,000
Total revenues and grant income	1,279,485,000	158,346,000	148,717,000	20,802,000	26,159,000	9,666,000	1,643,175,000
Expenses:							
Property operating expenses	1,133,480,000	148,046,000	-	-	-	-	1,281,526,000
Rental expenses	-	-	56,390,000	682,000	2,179,000	433,000	59,684,000
Segment net operating income	$ 146,005,000	$ 10,300,000	$ 92,327,000	$ 20,120,000	$ 23,980,000	$ 9,233,000	$ 301,965,000
Expenses:							
General and administrative							$ 43,418,000
Business acquisition expenses							4,388,000
Depreciation and amortization							167,957,000
Other income (expense):							
Interest expense:							
Interest expense (including amortization of deferred financing costs, debt discount/premium and loss on debt extinguishments)							(105,956,000)
Gain in fair value of derivative financial instruments							500,000
Gain on dispositions of real estate investments							5,481,000
Impairment of real estate investments							(54,579,000)
Impairment of goodwill							(23,277,000)
Income from unconsolidated entities							1,407,000
Gain on re-measurement of previously held equity interest							19,567,000
Foreign currency loss							(5,206,000)
Other income							3,064,000
Total net other expense							(158,999,000)
Loss before income taxes							(72,797,000)
Income tax expense							(586,000)
Net loss							**$ (73,383,000)**

American Healthcare REIT